                                                                    EXHIBIT 10.2

                                       FORM OF
                            EXCHANGE RIGHTS AGREEMENT

      THIS EXCHANGE RIGHTS AGREEMENT (this "AGREEMENT"), dated as of __________ __, 1997, is entered into by and among Tower Realty Trust, Inc., a Maryland corporation (the "COMPANY"), Tower Realty Operating Partnership, L.P., a Delaware limited partnership (the "OPERATING PARTNERSHIP"), and the Persons whose names are set forth on Exhibit A attached hereto (as it may be amended from time to time).


                               R E C I T A L S:

            (a) The Company, together with certain other limited partners, has formed the Operating Partnership pursuant to the Agreement of Limited Partnership of the Operating Partnership dated __________ __, 1997 (as such agreement may be amended or amended and restated from time to time, the "PARTNERSHIP AGREEMENT").

            (b) Pursuant to the Partnership Agreement, the Limited Partners (as defined below) directly or indirectly hold units of limited partnership interest ("OP UNITS") in the Operating Partnership.

            (c) The Operating Partnership has agreed to provide the Limited Partners with certain direct or indirect rights to exchange their OP Units for cash or, at the election of the Company, for shares of the Company's common stock, par value $0.01 per share (the "REIT STOCK").

      Accordingly, the parties hereto do hereby agree as follows:


                                    ARTICLE I
                                  DEFINED TERMS

      The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

      "ASSIGNEE" means a Person to whom one or more OP Units have been transferred in a manner permitted under the Partnership Agreement, but who has not become a substituted Limited Partner in accordance therewith.

      "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

      "CASH AMOUNT" means an amount of cash per OP Unit equal to the Value on the Valuation Date of the REIT Stock Amount.

      "EXCHANGE FACTOR" means 1.0, provided, that in the event that the Company
(i) declares or pays a dividend on its outstanding REIT Stock in REIT Stock or makes a distribution to all holders of its outstanding REIT Stock in REIT Stock;
(ii) subdivides its outstanding REIT Stock; or (iii) combines its outstanding REIT Stock into a smaller number of shares of REIT Stock, the Exchange Factor shall be adjusted by multiplying the Exchange Factor by a fraction, the numerator of which shall be the number of shares of REIT Stock issued and outstanding on the record date for such dividend, contribution, subdivision or combination assuming for such purpose that such dividend, distribution, subdivision or combination has occurred as of such time, and the denominator of which shall be the actual number of shares of REIT Stock (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, subdivision or combination. Any adjustment to the Exchange Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

      "EXCHANGING PARTNER" has the meaning set forth in Section 2.1 hereof.

      "EXCHANGE RIGHT" has the meaning set forth in Section 2.1 hereof.

      "IPO" means an initial public offering by the Company of the REIT Stock pursuant to a Registration Statement on Form S-11, filed with and declared effective by the SEC.

      "LIEN" means any lien, security interest, mortgage, deed of trust, charge, claim, encumbrance, pledge, option, right of first offer or first refusal and any other right or interest of others of any kind or nature, actual or contingent, or other similar encumbrance of any nature whatsoever.

      "LIMITED PARTNER" means any Person, other than the Company, named as a Limited Partner on Exhibit A, as such Exhibit may be amended from time to time.

      "LOCK-UP AGREEMENT" means, collectively, the several Lock-up Agreements executed by each of the Limited Partners other than the Company, dated the date hereof, which prohibit the transfer of the OP Units held by such Limited Partner without the consent of Merrill Lynch, Pierce, Fenner & Smith, Incorporated and/or the Operating Partnership

      "NOTICE OF EXCHANGE" means the Notice of Exchange substantially in the form of Exhibit B to this Agreement.

      "PERSON" shall mean an individual, partnership, corporation, limited liability company, trust, estate, or unincorporated organization, or other entity, or a government or agency or political subdivision thereof.

      "REIT STOCK AMOUNT" means that number of shares of REIT Stock equal to the product of the number of OP Units offered for exchange by an Exchanging Partner, multiplied by the Exchange Factor as of the Valuation Date, provided, that in the event the Company or the Operating Partnership issues to all holders of REIT Stock rights, options, warrants or convertible or exchangeable securities entitling the stockholders to subscribe for or purchase REIT Stock, or any other securities or property (collectively, the "rights"), then the REIT Stock Amount shall also include such rights that a holder of that number of shares of REIT Stock would be entitled to receive.

      "SEC" means the Securities and Exchange Commission.

      "SPECIFIED EXCHANGE DATE" means the tenth (10th) Business Day after receipt by the Operating Partnership and the Company of a Notice of Exchange.

      "VALUATION DATE" means the date of receipt by the Operating Partnership and the Company of a Notice of Exchange or, if such date is not a Business Day, the first Business Day thereafter.

      "VALUE" means, with respect to shares of REIT Stock, the average of the daily market price for the five (5) consecutive trading days immediately preceding the Valuation Date. The market price for each such trading day shall be:

            (i) if the REIT Stock are listed or admitted to trading on the New York Stock Exchange (the "NYSE"), any other national securities exchange or the Nasdaq Stock Market ("Nasdaq"), the closing price on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day; or

            (ii) if the REIT Stock are not listed or admitted to trading on the NYSE, any national securities exchange or Nasdaq, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the Company.

In the event the REIT Stock Amount includes rights that a holder of REIT Stock would be entitled to receive, then the Value of such rights shall be determined by the independent directors of the Company acting in good faith on the basis of such quotations and other information as they consider, in their reasonable judgment, appropriate.

                                   ARTICLE II
                                 EXCHANGE RIGHT

      2.1 Exchange Right. (a) Subject to Sections 2.2, 2.3, 2.4 and 2.5 hereof, and subject to any limitations under applicable law, the Operating Partnership hereby grants to each Limited Partner and each Limited Partner hereby accepts the right (the "EXCHANGE RIGHT"), exercisable on or after the date that is one
(1) year after the closing of the IPO, to exchange on a Specified Exchange Date all or a portion of the OP Units held by such Limited Partner at an exchange price equal to the Cash Amount.

      (b) The Exchange Right shall be exercised pursuant to a Notice of Exchange delivered to the Operating Partnership, with a copy delivered to the Company, by the Limited Partner who is exercising the Exchange Right (the "EXCHANGING PARTNER"); provided, however, that the Company, on behalf of the Operating Partnership, may elect, after a Notice of Exchange is delivered, to satisfy the Exchange Right which is the subject of such notice in accordance with Section 2.2.

      (c) A Limited Partner may not exercise the Exchange Right for less than one thousand (1,000) OP Units or, if such Limited Partner holds less than one thousand (1,000) OP Units, all of the OP Units held by such Limited Partner.

      (d) Any Assignee of a Limited Partner may exercise the rights of such Limited Partner pursuant to this Article 2, and such Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee.

      (e) In connection with any exercise of such rights by an Assignee on behalf of a Limited Partner, the Cash Amount or the REIT Stock Amount, as the case may be, shall be satisfied by the Operating Partnership or the Company, as the case may be, directly to such Assignee and not to such Limited Partner.

      2.2 Option of Company to Exchange for REIT Stock. (a) Notwithstanding the provisions of Section 2.1, the Company may, on behalf of the Operating Partnership, in its sole and absolute discretion, elect to satisfy an Exchanging Partner's Exchange Right by exchanging REIT Stock and rights equal to the REIT Stock Amount on the Specified Exchange Date for the OP Units offered for exchange by the Exchanging Partner.

      (b) In the event the Company shall elect to satisfy, on behalf of the Operating Partnership, an Exchanging Partner's Exchange Right by exchanging REIT Stock for the OP Units offered for exchange,

            (i) the Company hereby agrees so to notify the Exchanging Partner within five (5) Business Days after the receipt by the Company of such Notice of Exchange,

            (ii) each Exchanging Partner hereby agrees to execute such documents and instruments as the Company may reasonably require in connection with the issuance of REIT Stock upon exercise of the Exchange Right, and

            (iii) the Company hereby agrees to deliver stock certificates representing fully paid and nonassessable shares of REIT Stock.

      2.3 Prohibition of Exchange for REIT Stock. Notwithstanding anything herein to the contrary, the Company shall not be entitled to satisfy an Exchanging Partner's Exchange Right pursuant to Section 2.2 if the delivery of REIT Stock to such Limited Partner by the Company pursuant to Section 2.2 (regardless of the Operating Partnership's obligations to the Limited Partner under Section 2.1)

            (a) would be prohibited under the Articles of Incorporation of the Company,

            (b) would otherwise jeopardize the REIT status of the Company, or

            (c) would cause the acquisition of the REIT Stock by the Limited Partner to be "integrated" with any other distribution of REIT Stock by the Company for purposes of complying with the registration provisions of the Securities Act.

      2.4 Payment Date. Any Cash Amount to be paid to an Exchanging Partner shall be paid on the Specified Exchange Date; provided, however, that the Operating Partnership may elect to cause the Specified Exchange Date to be delayed for up to an additional 180 days to the extent required for the Company to cause additional REIT Shares to be issued to provide financing to be used to make such payment of the Cash Amount by the Operating Partnership.

      2.5 Exercise by Pledgee. Notwithstanding the provisions of this Article 2, any person to whom OP Units have been pledged, in compliance with the terms of the Lock-up Agreement, may exercise its Exchange Right prior to the date that is one (1) year after the closing of the IPO, provided, however, such OP Units shall only be exchangeable for the Cash Amount.

      2.6 Expiration of Exchange Right. The Exchange Right shall expire with respect to any OP Units for which an Exchange Notice has not been delivered to the Operating Partnership and the Company on or before December 31, 2047.

      2.7 Effect of Exchange. (a) Any exchange of OP Units pursuant to this
Article 2 shall be deemed to have occurred as of the Specified Exchange Date for all purposes, including without limitation the payment of distributions or dividends in respect of OP Units or REIT Stock, as applicable.

      (b) Any OP Units acquired by the Company pursuant to an exercise by any Limited Partner of an Exchange Right shall be deemed to be acquired by and reallocated or reissued to the Company.

      (c) The Company, as general partner of the Operating Partnership, shall amend the Partnership Agreement to reflect each such exchange and reallocation or reissuance of OP Units and each corresponding recalculation of the OP Units of the Limited Partners.

                                   ARTICLE III
                                OTHER PROVISIONS

      3.1 Covenants of the Company. (a) At all times during the pendency of the Exchange Right, the Company shall reserve for issuance such number of shares of REIT Stock as may be necessary to enable the Company to issue such shares in full payment of the REIT Stock Amount in regard to all OP Units held by Limited Partners which are from time to time outstanding.

      (b) During the pendency of the Exchange Right, the Company shall deliver to Limited Partners in a timely manner all reports filed by the Company with the SEC to the extent the Company also transmits such reports to its stockholders and all other communications transmitted from time to time by the Company to its stockholders generally.

      (c) The Company shall notify each Limited Partner, upon request, of the then current Exchange Factor and such notice will include a reasonable explanation of the Exchange Factor calculation to be applied at such time.

      3.2 Fractional Shares. (a) No fractional shares of REIT Stock shall be issued upon exchange of OP Units.

      (b) The number of full shares of REIT Stock which shall be issuable upon exchange of OP Units (or the cash equivalent amount thereof if the Cash Amount is paid) shall be computed on the basis of the aggregate amount of OP Units so surrendered.

      (c) Instead of any fractional shares of REIT Stock which would otherwise be issuable upon exchange of any OP Units, the Operating Partnership shall pay a cash adjustment in respect of such fraction in an amount equal to the Cash Amount of an OP Unit multiplied by such fraction.

      3.3 Investment Representations and Warranties. By delivering to the Company a Notice of Exchange, each Exchanging Partner will be deemed to represent and warrant to the Company and the Operating Partnership that such Exchanging Partner is aware of the Company's option to exchange such Exchanging Partner's OP Units for REIT Stock pursuant to Section 2.2 hereof and that:

      (a)   (i) Such Exchanging Partner has received and reviewed

                  (A) a copy of the prospectus contained in the Registration
            Statement on Form S-11 filed by the Company in connection with the IPO, any prospectus contained in any Registration Statement subsequently filed by the Company, and any supplement or amendment thereto (each, a "PROSPECTUS"), and

                  (B) copies of all reports and other filings (the "SEC
            REPORTS"), including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, made by the Company with the SEC pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, and understands the risks of, and other considerations relating to, an investment in REIT Stock.

            (ii) Such Exchanging Partner, by reason of its business and financial experience, together with the business and financial experience of those persons, if any, retained by it to represent or advise it with respect to its investment in REIT Stock,

                  (A) has such knowledge, sophistication and experience in
            financial and business matters and in making investment decisions of this type that it is capable of evaluating the merits and risks of and of making an informed investment decision with respect to an investment in REIT Stock,

                  (B) is capable of protecting its own interest or has engaged representatives or advisors to assist it in protecting its interests and

                  (C) is capable of bearing the economic risk of such
            investment.

            (iii) (A) Such Exchanging Partner is an "accredited investor" as defined in Rule 501 of the regulations promulgated under the Securities Act.

                  (B) If such Exchanging Partner has retained or retains a
            person to represent or advise it with respect to its investment in REIT Stock, such Exchanging Partner will advise the Company of such retention and, at the Company's request, such Exchanging Partner shall, prior to or at delivery of the REIT Stock hereunder,

                        (I) acknowledge in writing such representation and

                        (II) cause such representative or advisor to deliver a
                  certificate to the Company containing such representations as may be reasonably requested by the Company.

      (b) (i) Such Exchanging Partner understands that an investment in the Company involves substantial risks.

            (ii) Such Exchanging Partner has been given the opportunity to make a thorough investigation of the activities of the Company and has been furnished with materials relating to the Company and its activities, including, without limitation, each Prospectus and the SEC Reports.

            (iii) Such Exchanging Partner has relied and is making its investment decision based upon the Prospectus relating to the IPO and any subsequent Prospectus, the SEC Reports and other written information provided to the Exchanging Partner by or on behalf of the Company and, as applicable, such Exchanging Partner's position as a director or executive officer of the Company.

      (c) (i) The REIT Stock to be issued to such Exchanging Partner hereunder will be acquired by such Exchanging Partner for its own account, for investment only and not with a view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein.

            (ii) Such Exchanging Partner was not formed for the specific purpose of acquiring an interest in the Company.

      (d)   (i) Such Exchanging Partner acknowledges that

                  (A) the shares of REIT Stock to be issued to such Exchanging
            Partner hereunder have not been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws and, the certificates representing such shares of REIT Stock will bear a legend to such effect,

                  (B) the Company's and the Operating Partnership's reliance on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of such Exchanging Partner contained herein,

                  (C) the REIT Stock to be issued to such Exchanging Partner hereunder may not be resold or otherwise distributed unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available,

                  (D) there may be no market for unregistered shares of REIT
            Stock, and

                  (E) the Company has no obligation or intention to register such REIT Stock under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws, except as provided in the Registration Rights Agreement entered into by the Company and the Exchanging Partner (the "REGISTRATION RIGHTS AGREEMENT").

            (ii) Such Exchanging Partner acknowledges that because of the restrictions on transfer or assignment of such REIT Stock to be issued hereunder, such Exchanging Partner may have to bear the economic risk of its investment in REIT Stock issued hereunder for an indefinite period of time, although the holder of any such REIT Stock will be afforded certain rights to have such REIT Stock registered under the Securities Act and applicable state securities laws pursuant to the Registration Rights Agreement.

      (e) The address set forth under such Exchanging Partner's name in the Notice of Exchange is the address of the Exchanging Partner's principal place of business or, if a natural person, the address of the Exchanging Partner's residence, and such Exchanging Partner has no present intention of becoming a resident of any country, state or jurisdiction other than the country and state in which such principal place of business or residence is situated.


                                   ARTICLE IV
                               GENERAL PROVISIONS

      4.1 Addresses and Notice. Any notice, demand, request or report required or permitted to be given or made to the Operating Partnership, the Company, a Limited Partner or Assignee, as the case may be, under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other similarly reliable means of written communication to the Operating Partnership, the Company, a Limited Partner or Assignee, as the case may be, (i) at the address listed on the records of the Operating Partnership, with respect to a Limited Partner or Assignee, and (ii) at 120 West 45th Street, New York, New York 10036-4003, Attn:
President, with respect to the Operating Partnership or the Company.

      4.2 Titles and Captions. All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to "Articles" and "Sections" are to Articles and Sections of this Agreement.

      4.3 Pronouns and Plurals. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

      4.4 Further Action and Additional Restrictions. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

      4.5 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns.

      4.6 Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

      4.7 Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all of the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

      4.8 Applicable Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Maryland, without regard to the principles of conflicts of law thereof.

      4.9 Invalidity of Provisions. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

      4.10 Entire Agreement. This Agreement contains the entire understanding and agreement among the Limited Partners, the Operating Partnership and the Company with respect to the subject matter hereof and supersedes any other prior written or oral understandings or agreements among them with respect thereto.

      4.11 Amendment. This Agreement may be amended from time to time with the consent of the Company by a vote of the Limited Partners in the same manner as the Partnership Agreement (in accordance with Section 14.1(a) thereof) may be amended as provided therein, provided, however, that the Company shall vote its limited partnership interests in proportion to the votes of the other Limited Partners.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                              THE COMPANY:

                              TOWER REALTY TRUST, INC.



                              By:_________________________________
                                    Name:
                                    Title:



                              OPERATING PARTNERSHIP:

                              TOWER REALTY OPERATING PARTNERSHIP, L.P.

                              BY:   Tower Realty Trust, Inc.,
                                    its general partner



                                    By:_________________________________
                                          Name:
                                          Title:



                              LIMITED PARTNERS:


                              _________________________________
                              Signature


                              _________________________________
                              Name (Please Print or Type)

                                   Exhibit A


Name and Address of Limited Partners

[To be attached]

                                    Exhibit B

                               Notice of Exchange

      The undersigned Limited Partner hereby irrevocably (i) exchanges ___________ OP Units in Tower Realty Operating Partnership, L.P., in accordance with the terms of the Exchange Rights Agreement, dated as of _________ __, 1997 (the "EXCHANGE RIGHTS AGREEMENT"), and the Exchange Right referred to therein;
(ii) surrenders such OP Units and all right, title and interest therein; and
(iii) directs that the Cash Amount or REIT Stock Amount (as determined by the Company) deliverable upon exercise of the Exchange Right be delivered to the address specified below, and if REIT Stock is to be delivered, such REIT Stock will be registered or placed in the name(s) and at the address(es) specified below.

      The undersigned hereby represents, warrants, and certifies that the undersigned (a) has marketable and unencumbered title to such OP Units, free and clear, other than any encumbrance arising pursuant to the Partnership Agreement, of the rights or interests of any other person or entity; (b) has the full right, power, and authority to exchange and surrender such OP Units as provided herein; and (c) has obtained the consent or approval of all persons or entities, if any, (other than consent or approval that may be required of the Company or the Operating Partnership) having the right to consent or approve such exchange and surrender on the part of the undersigned.

      The undersigned hereby makes the representations and warranties contained in Section 3.3 of the Exchange Rights Agreement as if such representations and warranties had been set forth in full in this Notice of Exchange.

Dated:  __________________________



                                    ______________________________________
                                    Name of Limited Partner (Please Print)
Signature guaranteed by:

                                    Signature of Limited Partner)
_____________________________

                                    (Street Address)

                                    (City) (State)              (Zip Code)


                                    If REIT Stock is to be issued, issue to:

                                    Name:

                                    Limited Partner's social security or tax identification number: